Exhibit 99.2
MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,
	2010	2009

Net revenue	$88,900	$87,830
Operating expenses:
Personnel expense	32,454	31,636
Medical supplies expense	19,222	22,107
Bad debt expense	9,709	7,506
Other operating expenses	24,116	22,344
Pre-opening expenses	—	866
Depreciation	4,887	5,938
Loss on disposal of property, equipment and other assets	93	96

Total operating expenses	90,481	90,493

Loss from operations	(1,581)	(2,663)
Other income (expenses):
Interest expense	(1,082)	(945)
Interest and other income, net	489	70
Gain on sale of unconsolidated investees	15,391	—
Equity in net earnings of unconsolidated affiliates	602	1,516

Total other income (expense), net	15,400	641

Income (loss) from continuing operations before income taxes	13,819	(2,022)
Income tax expense (benefit)	4,482	(1,337)

Income (loss) from continuing operations	9,337	(685)
Income (loss) from discontinued operations, net of taxes	39,128	(1,130)

Net income (loss) attributable to MedCath Corporation	48,465	(1,815)
Less: Net income attributable to noncontrolling interest	(11,426)	(841)

Net income (loss) attributable to MedCath Corporation	$37,039	$(2,656)

Amounts attributable to MedCath Corporation common stockholders:
Income (loss) from continuing operations, net of taxes	$7,162	(1,902)
Income (loss) from discontinued operations, net of taxes	29,877	(754)

Net income (loss)	$37,039	$(2,656)

Earnings (loss) per share, basic
Income (loss) from continuing operations attributable to MedCath Corporation common stockholders	$0.36	$(0.09)
Income (loss) from discontinued operations attributable to MedCath Corporation common stockholders	1.50	(0.04)

Income (loss) per share, basic	$1.86	$(0.13)

Earnings (loss) per share, diluted
Income (loss) from continuing operations attributable to MedCath Corporation common stockholders	$0.36	$(0.09)
Income (loss) from discontinued operations attributable to MedCath Corporation common stockholders	1.50	(0.04)

Income (loss) per share, diluted	$1.86	$(0.13)

Weighted average number of shares, basic	19,943	19,743
Dilutive effect of stock options and restricted stock	4	—

Weighted average number of shares, diluted	19,947	19,743

MEDCATH CORPORATION
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	December 31,	September 30,
	2010	2010
	(Unaudited)

Current assets:
Cash and cash equivalents	$158,475	$33,141
Accounts receivable, net	44,795	43,811
Income tax receivable	—	6,188
Medical supplies	10,644	10,550
Deferred income tax assets	7,815	13,247
Prepaid expenses and other current assets	12,902	13,453
Current assets of discontinued operations	57,345	47,920

Total current assets	291,976	168,310
Property and equipment, net	176,885	182,222
Other assets	11,652	24,716
Non-current assets of discontinued operations	1,232	119,290

Total assets	$481,745	$494,538

Current liabilities:
Accounts payable	$19,957	$15,716
Income tax payable	14,316	—
Accrued compensation and benefits	11,705	16,418
Other accrued liabilities	21,073	16,663
Current portion of long-term debt and obligations under capital leases	61,573	16,672
Current liabilities of discontinued operations	17,014	35,044

Total current liabilities	145,638	100,513
Long-term debt	—	52,500
Obligations under capital leases	5,822	6,500
Other long-term obligations	3,883	5,053
Long-term liabilities of discontinued operations	—	35,968

Total liabilities	155,343	200,534

Commitments and contingencies

Redeemable noncontrolling interest	5,812	11,534

Stockholders’ equity:
Preferred stock, $0.01 par value, 10,000,000 shares authorized; none issued	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 22,262,431 issued and 20,308,070 outstanding at December 31, 2010; 22,423,666 issued and 20,469,305 outstanding at September 30, 2010;	216	216
Paid-in capital	457,952	457,725
Accumulated deficit	(102,752)	(139,791)
Accumulated other comprehensive loss	—	(444)
Treasury stock, at cost; 1,954,361 shares at December 31 2010 and September 30, 2010	(44,797)	(44,797)

Total MedCath Corporation stockholders’ equity	310,619	272,909
Noncontrolling interest	9,971	9,561

Total equity	320,590	282,470

Total liabilities and equity	$481,745	$494,538

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)
(Unaudited)

	Three Months Ended December 31,
	2010	2009	%Change

Statement of Operations Data:
Net revenue	$88,900	$87,830	1.2%
Adjusted EBITDA (1)	$5,805	$4,846	19.8%
Loss from operations	$(1,581)	$(2,663)	40.6%
Income (loss) from continuing operations, net of taxes	$7,162	$(1,902)	476.6%
Income (loss) per share from continuing operations, basic	$0.36	$(0.09)	516.0%
Income (loss) per share from continuing operations, diluted	$0.36	$(0.09)	516.0%

(1)	See Supplemental Financial Disclosure-Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

	Three Months Ended December 31,
	2010	2009	% Change

Selected Operating Data (a):
Number of hospitals	5	5
Licensed beds ( c )	421	421
Staffed and available beds ( d )	380	380
Admissions ( e )	4,438	4,482	(1.0)%
Adjusted admissions ( f )	6,841	6,485	5.5%
Patient days ( g )	16,254	16,672	(2.5)%
Adjusted patient days ( h )	25,143	24,324	3.4%
Average length of stay (days) ( i )	3.66	3.72	(1.6)%
Occupancy ( j )	46.5%	47.7%
Inpatient catheterization procedures ( k )	1,792	1,964	(8.8)%
Inpatient surgical procedures ( l )	1,032	1,085	(4.9)%
Hospital net revenue	$86,618	$84,382	2.6%

Combined Operating Data (b):
Number of hospitals	6	6
Licensed beds ( c )	533	533
Staffed and available beds ( d )	489	488
Admissions ( e )	6,256	6,199	0.9%
Adjusted admissions ( f )	10,165	9,667	5.2%
Patient days ( g )	21,729	21,827	(0.4)%
Adjusted patient days ( h )	35,152	33,877	3.8%
Average length of stay (days) ( i )	3.47	3.52	(1.4)%
Occupancy ( j )	48.3%	48.6%
Inpatient catheterization procedures ( k )	1,972	2,162	(8.8)%
Inpatient surgical procedures ( l )	1,451	1,445	0.4%
Hospital net revenue	$112,719	$108,647	3.7%

(a)	Selected operating data includes consolidated hospitals in operation as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements.

(b)	Combined operating data includes hospitals in operation as of the end of the period reported in continuing operations including hospitals which are accounted for using the equity method in our consolidated financial statements. However, Heart Hospital of South Dakota is excluded from prior year information since the Company disposed of its interest on October 1, 2010.

(c)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(d)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(e)	Admissions represent the number of patients admitted for inpatient treatment.

(f)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(g)	Patient days represent the total number of days of care provided to inpatients.

(h)	Adjusted patient days is a general measure of combined inpatient and outpatient volume. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(i)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(j)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

(k)	Inpatients with a catheterization procedure represent the number of inpatients with a procedure performed in one of the hospitals’ catheterization labs during the period.

(l)	Inpatient surgical procedures represent the number of surgical procedures performed on inpatients during the period.

MEDCATH CORPORATION
SUPPLEMENTAL FINANCIAL DISCLOSURE — RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
The following table reconciles the income (loss) from continuing operations, net of taxes attributable to MedCath Corporation’s common stockholders as derived directly from MedCath Corporation’s consolidated financial statements to Adjusted EBITDA for the three months ended December 31, 2010 and 2009.

	Three Months Ended December 31,
	2010	2009
	(in thousands)

Income (loss) from continuing operations, net of taxes attributable to MedCath Corporation common stockholders	$7,162	$(1,902)
Add:
Income tax expense (benefit)	4,482	(1,337)
Net income attributable to noncontrolling interest	2,174	1,218
Equity in net earnings of unconsolidated affiliates	(602)	(1,516)
Interest and other income, net	(489)	(70)
Gain on sale of unconsolidated investees	(15,391)	—
Interest expense	1,082	945
Loss on disposal of property, equipment and other assets	93	96
Depreciation	4,887	5,938
Pre-opening expenses	—	866
Share-based compensation expense	1,932	608
Professional fees for strategic options process	2,562	—
Sales tax refunds, net	(2,087)	—

Adjusted EBITDA	$5,805	$4,846

The following table reconciles MedCath Corporation’s diluted income (loss) per share from continuing operations, net of taxes attributable to MedCath Corporation’s common stockholders as derived directly from MedCath’s consolidated financial statements to Adjusted diluted earnings per share from continuing operations for the three months ended December 31, 2010 and 2009.

	Three Months Ended December 31,
	2010	2009

Diluted income (loss) per share	$0.36	$(0.09)
Add:
Gain on sale of unconsolidated investees	(0.47)	—
Professional fees for strategic plans	0.08	—
Sales tax refunds	(0.05)	—
Share-based compensation expense	0.06	0.02
Pre-opening expense	—	0.02

Adjusted diluted earnings per share	$(0.02)	$(0.05)